Orbitex Group of Funds
                          Prospectus Supplement to the
                                Prospectus Dated
                                 April 30, 2002

     The Orbitex Cash Reserves Fund has been reorganized into the U.S. Government Money Market Portfolio of the Saratoga Advantage Trust and therefore is not being offered for investment by this prospectus. Please contact the Saratoga Advantage Trust at 1-888-672-4839 for information about investment into the U.S. Government Money Market Portfolio.

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                             Orbitex Group of Funds
                          Prospectus Supplement to the
                                Prospectus Dated
                                 August 28, 2002

     On January 6th, the Orbitex Info-Tech & Communications Fund, Orbitex Emerging Technology Fund, Orbitex Financial Services Fund, Orbitex Growth Fund and Orbitex Energy & Basic Materials Fund reorganized into certain portfolios of the Saratoga Advantage Trust and therefore are not being offered for investment by this prospectus. Please contact the Saratoga Advantage Trust at 1-888-672-4839 for alternatives to investment in these funds.

     On January 27th, the Orbitex Health & Biotechnology Fund, Orbitex Medical Sciences Fund, and Orbitex Focus 30 Fund reorganized into certain portfolios of the Saratoga Advantage Trust and therefore are not being offered for investment by this prospectus. Please contact the Saratoga Advantage Trust at 1-888-672-4839 for alternatives to investment in these funds.